Exhibit 99.2

DANYA INTERNATIONAL, INC.
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED
MARCH 31. 2016 AND MARCH 31, 2015